Exhibit 10.5(f)
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                            FOURTH AMENDMENT OF NOTE
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     THIS FOURTH AMENDMENT OF NOTE("Amendment") is made as of December 28, 2001,
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by and among RIVERSIDE GROUP, INC., a Florida corporation ("Obligor") and WICKES
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INC., a Delaware corporation ("Lender").
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                                    RECITALS:
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     A.  Lender has loaned to Obligor  the  principal  sum of  $871,844.00  (the
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"Loan").  The Loan is evidenced  by a certain  Note dated  January 15, 1998 (the
"Original  Note"),   made  by  Obligor  in  the  original  principal  amount  of
$871,844.00 payable to Lender, which Original Note was to have matured on May 15, 2001. (the "Maturity Date").

     B. Pursuant to a letter agreement (the "First Amendment") dated as of March
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31,  1999 by and  between  Lender and  Obligor,  Lender  agreed to,  among other things, defer the payment of all principal and interest until June 30, 1999 and increase the rate of interest of deferred payments of interest.

     C.  Pursuant to a letter  agreement  (the "Second  Amendment")  dated as of
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November  10, 1999 by and between  Lender and Obligor,  Lender  agreed to, among other things, defer the payment of all principal and interest until November 15, 2000 and increase the rate of interest of deferred payments of interest.

     D. Pursuant to a letter agreement (the "Third Amendment") dated as of March
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27,  2000 by and  between  Lender and  Obligor,  Lender  agreed to,  among other things, defer the payment of all principal until one year from March 31, 2000 and to have interest then currently due and accrued to be paid on March 31, 2000. The parties also agreed that quarterly payments of principal in the amount of $67,065 would commence on April 1, 2001.

     E. The  Original  Note,  as  amended  by the First  Amendment,  the  Second
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Amendment  and  the  Third  Amendment   (collectively,   the   "Amendments")  is
hereinafter referred to as the "Amended Note".

     F. The Obligor has  requested  Lender to (i) extend the Maturity Date until
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December  28, 2002 and (ii) waive any  existing  defaults.  Lender is willing to grant such requests, subject to the terms and conditions set forth below.

     NOW, THEREFORE,  in order to induce Lender to extend the Maturity Date and
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waive any existing defaults, and for other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged, the Obligor and Lender hereby agree as follows:

     1. Incorporation of Recitals. The Recitals set forth above are incorporated
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herein and made a part hereof.

     2.  Extension of Maturity  Date.  The  maturity  date of the Loan is hereby
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extended to December 28, 2002,  and all  references in the Note to the "Maturity
Date" shall be deemed to mean December 28, 2002.

     3. Repayment of Loan.  Obligor and Lender acknowledge and agree that on the
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date hereof,  the outstanding  principal  balance of the Loan is $402,389.56 and
the  unpaid,   due  and   outstanding   interest  on  the  Loan  is  $27,402.09.

Notwithstanding anything to the contrary contained in the Amended Note, payment of principal and interest on the Loan (if not sooner declared to be due in accordance with the provisions of the Amended Note) shall be made in one payment in full on the Maturity Date; provided, however, Obligor shall make a payment of $25,000 toward outstanding interest on the date hereof.

     4. Interest  Rate.  Paragraph 2 of the Original  Note is hereby  amended so
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that from the date hereof until paid,  interest shall accrue on the  outstanding principal of the Amended Note at the rate of 10% per annum.

     5. Waiver of Existing Defaults.  Lender hereby waives any existing defaults
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under the Amended Note.  The execution and delivery of this  Amendment  does not constitute a waiver by Lender of any default other than the existing defaults.

     6.  Ratification  of Liability.  Obligor  hereby  ratifies and confirms its
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liabilities and obligations  under the Amended Note and acknowledges that it has no defenses, claims or set-offs to the enforcement by Lender of its obligations and liabilities thereunder.

     7. Amendment Binding. This Amendment shall be binding on Lender and Obligor
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and their respective  successors and permitted  assigns,  and shall inure to the benefit of Lender and its successors and assigns.

     8.  Continued  Effectiveness.  Except as  expressly  provided  herein,  the
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Amended Note shall remain in full force and effect in accordance with its terms.

     9.  Counterparts.  This Amendment may be executed in counterparts,  and all
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said  counterparts  when  taken  together  shall  constitute  one and  the  same
Amendment.

     IN WITNESS  WHEREOF,  this  Amendment  has been entered into as of the date
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first above written.

WICKES INC.                                                RIVERSIDE GROUP, INC.
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by:_________________________                      by:___________________________
title:________________________                  title:__________________________